SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C.  20549

                           ----------------------

                                  FORM 8-K

                               CURRENT REPORT
                    Pursuant to Section 13 OR 15(d) of the
                     Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2003


                            ADVANT-E CORPORATION
                          ------------------------
            (Exact name of registrant as specified in its charter)


     Delaware                           0-30983           88-0339012
---------------------------         --------------     -----------------
(State or other jurisdiction       (Commission File    (I.R.S. Employer
of incorporation or organization)    Number)           Identification No.)


2680 Indian Ripple Rd., Dayton, OH                      45440
----------------------------------------               --------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  937-429-4288


        --------------------------------------------------------------
        (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On November 4, 2003, Advant-e Corporation issued a press release announcing its financial results for the quarter ending September 30, 2003 and for the nine months ending September 30, 2003. The text of the release is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
   (c)   EXHIBITS.

   Exhibit                                                             Method
   Number                     Description                             of Filing
   -------                    -----------                             ---------

    99.1                 Company Press Release                          Filed
                                                                       Herewith


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          Advant-e Corporation
                                                          --------------------
                                                              (Registrant)


November 4, 2003                                    By:  /s/ Jason K. Wadzinski
                                                         ----------------------
                                                             Jason K. Wadzinski
                                                        Chief Executive Officer


EXHIBIT 99.1 - COMPANY PRESS RELEASE

Tuesday November 4, 2003

          Advant-e Corporation Announces Third Quarter 2003 Results

     Company Reports 39% Increase in Revenue and 18% Pre-Tax Profitability

DAYTON, Ohio, November 4, 2003 -- Advant-e Corporation (OTC Bulletin Board:
AVEE), a provider of Internet-based business-to-business electronic commerce services, today announced financial and operating results for the quarter ending September 30, 2003.

For the third quarter of 2003 the Company reported revenues of $759,865, a 39% increase over revenues of $546,410 in the third quarter in 2002 and a 6% increase over revenues of $715,108 in the second quarter of 2003. The increase in revenue was the result of continued growth and market acceptance of the Company's internet-based electronic commerce subscription services.

Operating expenses in the quarter were $624,238 compared to $608,586 in the same period in 2002 and $717,135 in the second quarter of 2003.

Net profit for the quarter was $108,142, or $.02 per share, compared to a net loss of $63,376, or ($.01) per share for the same period in 2002 and a net loss of $5,979, or ($.00) per share for the second quarter of 2003.

For the nine months ending September 30, 2003, revenue was $2,124,351, a 47% increase over revenue of $1,441,097 for the same period in 2002. Net profit for the first nine months of 2003 was $32,339 compared to a net loss of $146,233 in the first nine months of 2002.

Jason K. Wadzinski, President and CEO of Advant-e, stated, "We are pleased with our third quarter results as our primary goal for the quarter was improving cash flow and achieving profitability. Going forward, we are focusing on our sales and marketing activities and will be expanding our product and service offerings to increase our ability to further assist our customers with connecting, integrating, managing, and expanding their eBusiness trading communities."

During the third quarter, the Company paid accrued interest to holders of its convertible debt in the amount of $129,094 and retired $25,000 of the convertible notes. An additional $24,187 of accrued interest was paid in early October.

About Advant-e Corporation

Advant-e, via its wholly owned and sole operating subsidiary Edict Systems, Inc., is a provider of Business-to-Business electronic commerce software and Internet-based applications specializing in Electronic Data Interchange (EDI) and XML-based solutions for recurring transactions. Advant-e specializes in horizontal transaction services via EnterpriseEC(r), an Internet-based Electronic Business Transaction Network, and within specific vertical industries via web-based "vortals" including www.GroceryEC.com, www.RetailEC.com, www.CPGSupplier.com, www.LogisticsEC.com, and www.MfgEC.com. In addition to Internet and web-based e-commerce solutions, Edict Systems also provides e-commerce integration and bar coding applications via its FORMULA_ONE(r) translation software and Bar Code Label Modules. Additional information about Advant-e Corporation can be found at www.Advant-e.com and www.edictsystems.com or by contacting investor relations at (937) 429-4288. The Company's email is info@edictsystems.com.

ADVANT-E CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                 Three Months Ended  Nine Months Ended
                                    September 30,     September 30,
                                   2003      2002      2003     2002
                                   ----      ----      ----     ----
REVENUES
  Internet products and services $722,411  478,361 1,987,852 1,205,877
  Software and license fees        37,454   68,049   136,499   235,220
                                 --------  ------- --------- ---------
     Total revenues               759,865  546,410 2,124,351 1,441,097
                                 --------  ------- --------- ---------
OPERATING EXPENSES
  Production                       27,191   38,658    86,910   107,543
  Salaries and benefits           338,667  281,346 1,108,673   757,057
  General and administrative      136,502  132,089   486,032   325,533
  Depreciation                     13,814    5,889    36,660    20,691
  Amortization of software
    development costs              75,061   53,282   214,942   111,594
  Interest                         33,003   97,322   139,365   256,302
                                 --------  -------  --------  --------
     Total operating expenses     624,238  608,586 2,072,582 1,578,720
                                  -------  ------- --------- ---------
INCOME (LOSS) BEFORE TAXES        135,627 ( 62,176)   51,769 ( 137,623)

INCOME TAXES                       27,485    1,200    19,430     8,610
                                  -------  -------    ------   -------
NET INCOME (LOSS)               $ 108,142 ( 63,376)   32,339 ( 146,233)
                                  =======   ======    ======   =======

EARNINGS (LOSS) PER SHARE
  Basic                           $  0.02    (0.01)     0.01     (0.03)
                                     ====     ====      ====      ====
  Diluted                            0.02    (0.01)     0.01     (0.03)
                                     ====     ====      ====      ====
AVERAGE SHARES OUTSTANDING
  Basic                         5,661,002 5,661,002 5,661,002 5,661,002
                                ========= ========= ========= =========
  Diluted                       5,908,532 5,661,002 5,745,797 5,661,002
                                ========= ========= ========= =========



ADVANT-E CORPORATION AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

                                                 September   December
                                                    30,         31,
                                                   2003        2002
                                                   ----        ----
                                                (Unaudited)
                 ASSETS

CURRENT ASSETS
  Cash and cash equivalents                    $   184,256     98,740
  Accounts receivable, net                         194,855    157,655
  Prepaid expenses                                  20,362     46,817
  Deferred income taxes                             21,170     40,600
                                                 ---------  ---------
    Total current assets                           420,643    343,812
                                                 ---------  ---------

SOFTWARE DEVELOPMENT COSTS, net of accumulated
  amortization of $509,708 at September 30, 2003
  and $294,767 at December 31, 2002                530,771    634,956

PROPERTY AND EQUIPMENT, net of accumulated
  depreciation of $140,120 at September 30, 2003
  and $103,460 at December 31, 2002                163,110    171,589

OTHER ASSETS
  Deferred income taxes                             79,046     79,046
  Deposits                                           6,583      6,583
                                                 ---------  ---------
                                                    85,629     85,629
                                                 ---------  ---------
    Total assets                               $ 1,200,153  1,235,986
                                                 =========  =========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                             $    59,963    158,320
  Accrued interest                                  74,206    118,025
  Other accrued expenses                            93,255     49,600
  Deferred revenue                                 114,236     93,893
  Bank note payable                                  8,521     14,097
  Convertible subordinated notes payable, net      750,000    729,621
  8% demand notes payable to shareholder            45,000     45,000
                                                 ---------  ---------
    Total current liabilities                    1,145,181  1,208,556
                                                 ---------  ---------
LONG-TERM LIABILITIES
  Bank note payable, less current maturities             -      4,797
                                                 ---------  ---------
    Total liabilities                            1,145,181  1,213,353
                                                 ---------  ---------
SHAREHOLDERS' EQUITY
  Common stock, $.001 par value; 20,000,000
    shares authorized; 5,661,002 issued and
    outstanding                                      5,661      5,661
  Paid-in capital                                  850,459    850,459
  Accumulated deficit                             (801,148)  (833,487)
                                                 ---------  ---------
    Total shareholders' equity                      54,972     22,633
                                                 ---------  ---------
    Total liabilities and shareholders' equity $ 1,200,153  1,235,986
                                                 =========  =========



ADVANT-E CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                   Nine Months Ended
                                                     September 30,
                                                    2003      2002
                                                    ----      ----
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                              $  32,339  (146,233)
  Adjustments to reconcile net income (loss)
    to net cash provided by operating activities:
      Depreciation                                  36,660    20,691
      Amortization of software development costs   214,942   111,594
      Deferred income taxes                         19,430     8,610
      Amortization of note discount resulting
        from valuation of warrants and beneficial
        conversion features                         45,379   180,680
      Increase (decrease) in cash arising from
      changes in assets and liabilities:
        Accounts receivable                        (37,200)  (73,682)
        Prepaid expenses                            26,455    18,256
        Accounts payable                           (98,357)   12,415
        Accrued interest                           (43,819)   62,708
        Other accrued expenses                      43,655    43,982
        Deferred revenue                            20,343   (15,677)
        Deposits                                         -   ( 6,584)
                                                   -------   -------
        Net cash provided by operating activities  259,827   216,760
                                                   -------   -------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of equipment                          ( 28,181) ( 69,742)
  Software development costs                      (110,757) (276,901)
                                                   -------   -------
        Net cash used in investing activities     (138,938) (346,643)
                                                   -------   -------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from convertible subordinated notes           -   250,000
  Payments on convertible subordinated notes      ( 25,000)        -
  Payments on bank loans                          ( 10,373)  (58,115)
                                                    ------  --------
        Net cash provided by (used in)
        financing activities                      ( 35,373)  191,885
                                                    ------   -------
NET INCREASE IN CASH AND CASH EQUIVALENTS           85,516    62,002

Cash and cash equivalents, beginning of period      98,740   180,679
                                                   -------  --------
CASH AND CASH EQUIVALENTS, END OF PERIOD         $ 184,256   242,681
                                                   =======  ========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW ITEMS
  Interest paid                                  $ 137,804    12,759
  Non-cash transactions
    Fair value of warrants issued with
      convertible subordinated notes                     -    27,500
    Value of beneficial conversion feature of
      convertible subordinated notes                     -    52,000


The information in this news release includes certain forward looking statements that are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties, including statements to the future financial performance of the company. Although the company believes that the expectations reflected in its forward looking statements are reasonable, it can give no assurance that such expectations or any of its forward-looking statements will prove to be correct. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, product development and acceptance, the impact of competitive services and pricing, or general economic risks and uncertainties.